SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 1, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 1, 2011, Evolving Systems, Inc., a Delaware corporation (the “Company”), completed the previously announced sale of its numbering solutions business (the “Asset Sale”) to NeuStar, Inc., a Delaware corporation (“NeuStar”), pursuant to the Asset Purchase Agreement, dated as of April 21, 2011, by and between NeuStar and the Company (the “Purchase Agreement”).  Under the terms of the Purchase Agreement, NeuStar paid the Company approximately $39,000,000 in cash, subject to a two-way post-closing working capital adjustment, and assumed certain liabilities related to the Company’s numbering solutions business.  The Company has agreed not to compete with the Buyer in the numbering business anywhere in the world for a period of three years following the closing of the Asset Sale.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2011 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the restructuring of the Company’s business after the sale of its numbering solutions business to NeuStar, the Company eliminated the position of Sr. Vice President and General Counsel held by Anita T. Moseley, effective July 1, 2011.

The Company entered into a Consulting Agreement with Ms. Moseley to provide consulting services to the Company through December 31, 2011, on an as-needed basis.  A copy of the Consulting Agreement is attached hereto as Exhibit 99.1.

Item 8.01	Other Events

On July 1, 2011, the Company issued a press release announcing the closing of the transaction described in Item 2.01 above.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Effective July 1, 2011, the Board of Directors formed an Investment Committee (“Committee”) comprised of two directors: John B. Spirtos, who will act as Chairman of the Committee, and David S. Oros.  Mr. Ervine, the Company’s Executive Vice President & Chief Financial and Administrative Officer, was also appointed to the Committee.  The Committee will be responsible for overall strategy and management of the Company’s investments.

Item 9.01	Financial Statement and Exhibits

(b)           Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements were previously filed with the Securities and Exchange Commission on May 27, 2011, as part of the Company’s Definitive Proxy Statement on Schedule 14A for the special meeting of stockholders held on June 23, 2011, and are incorporated herein by reference:

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011;

•                  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2011; and

•                  Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2010.

(d)           Exhibits

Exhibit Number	Description

99.1	Consulting Agreement between Evolving Systems, Inc. and Anita T. Moseley
99.2	Press Release dated July 1, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 2011

Evolving Systems, Inc.

By:	/s/ BRIAN R. ERVINE
Brian R. Ervine
Executive Vice President, Chief Financial & Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consulting Agreement between Evolving Systems, Inc. and Anita T. Moseley
99.2	Press Release dated July 1, 2011.